EXHIBIT 99.2

EXECUTION COPY

IMPORTER AGREEMENT

between

EXTRADE II, S.A. DE C.V.

and

CROWN IMPORTS LLC

Dated: January 2, 2007

IMPORTER AGREEMENT

This Importer Agreement (“Agreement”), dated this 2nd day of January, 2007, by and between Extrade II, S.A. de C.V., a sociedad anónima de capital variable organized under the laws of Mexico (“Extrade II”), and Crown Imports LLC, a Delaware limited liability company (“Importer”).

WITNESSETH:

WHEREAS, Extrade, S.A. de C.V. and Barton Beers, Ltd., a Maryland corporation (“Barton”), are parties to a certain Importer Agreement, dated as of November 22, 1996, and as amended subsequent thereto, pursuant to which Barton has exclusive rights to import and sell certain beer products of Grupo Modelo, S.A. de C. V. (“Grupo Modelo”) or another member of the Modelo Group in an area in the United States primarily west of the Mississippi River (“West Coast Importer Agreement”);

WHEREAS, Diblo, S.A. de C.V. and Barton have now agreed to establish and engage in a joint venture for the principal purpose of importing, marketing and selling Product (as defined below), and, in connection therewith, they have caused to be formed the Importer which is owned by the Modelo Party (as defined below) and Barton, and the Modelo Party and Barton are parties to a Limited Liability Company Agreement, dated of even date herewith, which governs the business operations of Importer;

WHEREAS, Extrade II desires to grant to Importer and Importer desires to obtain from Extrade II the exclusive right to sell Product within the Territory (defined below) on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.1. For purposes of this Agreement, the following terms have the meanings set forth below:

“Adjusted JV Commencement Price Increase” has the meaning assigned to that term in Section 5.2(d).

“Affiliate” of any Person means any other Person which, directly or indirectly, controls or is controlled by that Person, or is under common control with that Person. For purposes of this definition, “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; provided, however, that for purposes of this Agreement, Importer shall not be an Affiliate of Extrade II and Extrade II shall not be an Affiliate of Importer.

“Barton” means Barton Beers, Ltd., a Maryland corporation.

“Barton Membership Interest” has the meaning assigned to that term in the Company Agreement.

“Base Customer Price” means [****]

“Base-Year” means the twelve (12) month period commencing on July 1, 2005, and ending on June 30, 2006.

“Base-Year Profit” has the meaning assigned to that term in Section 5.2.

“Beer” means beer, ale, porter, stout, malt beverages, and any other versions or combinations of the foregoing, including, without limitation, non-alcoholic versions of any of the foregoing.

“Business Plan” has the meaning assigned to that term in the Company Agreement.

“Case” means (1) units aggregating approximately 288 ounces (except with respect to CORONITA in which instances such units shall aggregate approximately 168 ounces) plus (2) their Containers.

“Company Agreement” means the Amended and Restated Limited Liability Company Agreement, dated of even date herewith, by and between the Modelo Party and Barton, which governs the business operations of Importer.

“Container” includes the bottle, can or similar receptacle in which Product is directly placed, and the box, carton or similar item in which such receptacle is packaged.

“Designated Brewery” means the brewery at which Grupo Modelo produces the Product for sale to Importer.

“Diblo” means Diblo, S.A. de C.V., a sociedad anónima de capital variable organized under the laws of Mexico.

“East Coast Importation Rights” means the exclusive rights to import and sell certain brands of Beer in the United States of America except for the portion of the country included in the West Coast Importation Rights.

“East Coast Importer Agreement” means the Importer Agreement relating to the East Coast Importation Rights.

[****]	Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

“Extrade” means Extrade, S.A. de C.V., a sociedad anónima de capital variable organized under the laws of Mexico.

“Extrade II” means Extrade II, S.A. de C.V., a sociedad anónima de capital variable organized under the laws of Mexico.

“FOB” means “free on board” the Designated Brewery; meaning for purposes of this Agreement that (i) Extrade II shall bear the expense and risk of loss of transporting Product to the Designated Brewery and (ii) that title to Product shall pass from Extrade II to Importer at the Designated Brewery.

“Force Majeure” means the inability, after giving effect to the allocation requirements of Section 4.1, of Extrade II to supply Product pursuant to Article IV as a direct result of: acts of God; strikes or other labor unrest; civil disorder; fire; explosion; perils of the sea; flood; drought; war; riots; sabotage; terrorism; accident; embargo; priority, requisition or allocation mandated by governmental action; changes in laws or regulations that impair the Production or export of Beer into the Territory; shortage or failure of supply of ingredients or raw materials necessary to produce Product; or other cause beyond control of Extrade II or the Modelo Group. The duration of any Force Majeure occurrence is limited to the period during which Extrade II is unable to supply Product, or make reasonable alternative arrangements to supply Product, due of the event or condition giving rise to such Force Majeure occurrence.

“herein” and “hereunder” refer to this entire Agreement.

“Importer” means Crown Imports LLC, a Delaware limited liability company.

“JV Commencement Price Increase” has the meaning assigned to that term in Section 5.2.

“law”, unless otherwise expressly stated in this Agreement, includes statutes, regulations, decrees, ordinances and other governmental requirements, whether federal, state, local or of other authority.

“Marcas Modelo” means Marcas Modelo, S.A. de C.V., a sociedad anónima de capital variable organized under the laws of Mexico.

“Modelo Group” means Grupo Modelo and all Persons that, now or in the future, are related to Grupo Modelo by virtue of Grupo Modelo’s direct or indirect share ownership; provided, however, that for purposes of this Agreement, Importer shall not be a member of the Modelo Group.

“Modelo Party” means GModelo Corporation.

“Pass-Through Revenues” means [****]

[****]	Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

“Person” means any individual, corporation, partnership, limited partnership, limited liability company, joint venture, syndicate, sole proprietorship, a company with or without share capital, unincorporated association, trust, trustee, executor, administrator or other legal representative, regulatory body or agency, government or governmental agency, authority or entity, however designated or constituted.

“Price” has the meaning assigned to that term in Section 5.1.

“Price Adjustment” has the meaning assigned to that term in Section 5.4.

“Product” means (i) Beer packaged in Containers bearing one or more of the Trademarks, or (ii) any other Beer, whether or not bearing one or more Trademarks, which is produced, marketed or sold by Grupo Modelo or any member of the Modelo Group in or into the Territory during the term of this Agreement.

“Production” means the manufacturing, bottling and packaging of Beer.

“Strategic Pricing Initiative” has the meaning assigned to that term in the Company Agreement.

“Sub-license Agreement” means the Sub-license Agreement dated as of the date hereof by and between Importer and Marcas Modelo.

“Territory” means the fifty states of the United States of America, the District of Columbia and Guam.

“Trademarks” means the trademarks described in Exhibit A to this Agreement as belonging to a member of the Modelo Group, as such Exhibit may be supplemented from time to time pursuant to Section 3.4, together with the trademark rights related thereto referred to in Section 2.8 of the Sub-license Agreement.

“West Coast Importation Rights” means all of Barton’s rights to import Beer under the West Coast Importer Agreement.

“West Coast Importer Agreement” means the Importer Agreement, dated as of November 22, 1996, by and between Barton and Extrade, as amended.

1.2. Construction

(a) Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this entire Agreement; (iv) the terms “Article”, “Section”, “Schedule” or “Exhibit” refer to the specified Article, Section, Schedule or Exhibit of this Agreement, unless otherwise specifically stated; (v) the words “include” or “including” shall mean “include, without limitation” or “including, without limitation;” and (vi) the word “or” shall be disjunctive but not exclusive.

(b) References to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto.

(c) References to statutes shall include all regulations promulgated thereunder and, except to the extent specifically provided below, references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

(d) The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party. This Agreement is the joint drafting product of the parties hereto and each provision has been subject to negotiation and agreement and shall not be construed for or against any party as drafter thereof.

(e) All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.

(f) All amounts in this Agreement are stated and shall be paid in United States dollars.

ARTICLE II

CERTAIN UNDERTAKINGS OF MODELO

Extrade II represents and warrants that (a) Extrade II has and will maintain throughout the term of this Agreement the exclusive right to sell Product for export to the Territory; (b) there is not in effect any agreement between Extrade II and any other person or entity giving any right to any such other person or entity to sell Product in the Territory; and (c) Extrade II has the full contractual and corporate power and authority to perform its obligations under this Agreement.

ARTICLE III

EXCLUSIVITY

3.1. Subject to the terms of this Agreement, Extrade II hereby grants to Importer the exclusive right to sell Product within the Territory, including for resale.

3.2. Importer agrees not to sell Product outside the Territory except with the prior written permission of Extrade II. Importer shall use its commercially reasonable efforts to prevent parties purchasing Product directly or indirectly from Importer from reselling such Product outside the Territory or in any manner not authorized by this Agreement.

3.3. Importer agrees that, during the term of this Agreement, Importer shall not, without Extrade II’s prior written permission, purchase or sell in the Territory any Beer manufactured in Mexico other than Product.

3.4. (a) In the event, during the term of this Agreement, Extrade II or any member of the Modelo Group plans to initiate a program for the production, marketing or sale in or into the Territory of any Product for which pricing is not set forth on Exhibit B, Extrade II shall give Importer written notice of such plan not less than ninety (90) days before such program is initiated. At the written election of Importer delivered to Extrade II within ninety (90) days after receipt by Importer of such notice, the parties shall amend this Agreement to add pricing for such Product to the list on Exhibit B, to add the identifying mark or marks to Exhibit A, to modify the definition of “Case” in Article I accordingly, and/or to add a new definition to Article I that describes the unit packaging of such Product if it is not a Case, such as keg or mini-keg, and to also modify the definition of “Container” in Article I accordingly. Extrade II represents and warrants that it has and will maintain throughout the term of this Agreement the exclusive right to sell such Product for export to the Territory.

(b) In the event, during the term of this Agreement, Extrade II or any member of the Modelo Group plans to use a new trademark on any Product to be sold in the Territory, Extrade II shall give Importer written notice of such plan not less than ninety (90) days before implementation thereof. At the written election of Importer delivered to Extrade II within ninety (90) days of the receipt by Importer of such notice, the parties shall amend this Agreement to add such new trademark to Exhibit A.

ARTICLE IV

SUPPLY OF PRODUCT LINE

4.1. Importer shall purchase from Extrade II, and Extrade II shall supply to Importer, such volumes of Product as are required by Importer for importation and sale within the Territory pursuant to this Agreement. [****]

[****]	Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

4.2. All orders for Product under this Agreement shall be made by Importer specifying the type of Product ordered and the quantities thereof. Subject to Section 4.1 and Force Majeure, each such order shall constitute a binding obligation between Importer and Extrade II in accordance with the terms of this Agreement five (5) days after receipt thereof by Extrade II on the terms of the order, subject to modifications that the parties agree to within such five-day period.

4.3. EXCEPT AS STATED IN THIS AGREEMENT, EXTRADE II MAKES NO WARRANTY, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, CONCERNING PRODUCT.

4.4. Extrade II will supply Product to Importer FOB the Designated Brewery (whether rail or other transportation as requested by Importer). [****]

4.5. [****]

4.6. All terms and conditions set forth on any order shall be of no force and effect, other than the type of Product ordered, the quantities ordered and the mode of transportation if other than rail.

4.7. Anything in Section 4.2 to the contrary notwithstanding, in the event of any conflict between the provisions of any order and the provisions of this Agreement (including without limitation terms of payment and warranties concerning Product), the provisions of this Agreement shall govern.

4.8. [****]

[****]	Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

ARTICLE V

PRICING AND PAYMENT PROCEDURES

5.1. As to each Product, the price to be charged by Extrade II (the “Price”) commencing on the date of this Agreement shall be as stated in Exhibit B, which Prices are subject to change as provided in Sections 5.2, 5.3 and 5.4.

5.2. The Price for a Case of each Product shall be increased effective as of the date hereof by twenty-five cents ($0.25) (the “JV Commencement Price Increase”). The parties agree that the JV Commencement Price Increase was designed to reflect the relative values of the East Coast Importation Rights and the West Coast Importation Rights and that it should be adjusted by balancing base year profits assigned to the East Coast Importation Rights and the West Coast Importation Rights for the Base-Year (the “Base-Year Profit”) according to the following procedure:

(a) the Base-Year Profit of both the East Coast Importation Rights and the West Coast Importation Rights will be determined as a result of a due diligence process to be performed by the parties within sixty (60) days after the Closing Date;

(b) in order to calculate the Base-Year Profit for the West Coast Importation Rights, Barton shall provide Grupo Modelo and Extrade II no later than sixty (60) days after the Closing Date, schedules including (i) the following information relating to sales of Product under the West Coast Importation Rights during the Base-Year: (A) gross revenues, (B) volume of Product sold, (C) excise taxes, (D) costs of goods sold detailed by costs of materials, taxes, transportation and other related costs, and (E) marketing and promotional costs, (ii) Barton’s contributions after marketing and promotions and (iii) Barton’s selling, general and administrative costs. All information provided by Barton shall be supported by Barton’s cost accounting system and Barton’s revenue and expense ledgers. Grupo Modelo and Extrade II shall be entitled to check the calculations made by Barton and to review Barton’s books and records that support such calculations;

(c) in order to calculate the Base-Year Profit for the East Coast Importation Rights, Extrade II shall no later than 60 days after the Closing Date, deliver schedules relating to the East Coast Importation Rights from the existing importer of Grupo Modelo products in the east coast of the United States to the extent available to Extrade II, including the following information relating to sales of Product under the East Coast Importation Rights during the Base-Year: (i) gross revenues, (ii) volume of Product sold, (iii) excise taxes, (iv) costs of goods sold detailed by costs of materials, taxes, transportation and other related costs, and (v) marketing and promotional costs. With these numbers, the parties will compute the actual contributions after marketing and promotions for the East Coast Importation Rights. If Extrade II is not able to provide the foregoing information within 60 days after the Closing Date, then such amounts will be estimated from information gathered from distributors. The parties agree that neither Extrade II nor Grupo Modelo shall be responsible in case of the lack of collaboration or response from the aforesaid distributors, and that the parties will work in good faith to obtain such information or to arrive at reasonable estimates. If the parties cannot agree on reasonable estimates, then the matter will be escalated to the Chief Executive Officers of Grupo Modelo and Constellation Brands, Inc. If those executives are unable to arrive at agreement on such estimates, then distributor revenues from the East Coast Importation Rights and contributions after marketing and promotions for the East Coast Importation Rights will be measured by actual performance of that portion of the territory that was historically a part of the East Coast Importation Rights during the first six (6) months following Closing.

To compute the Base-Year Profit for the East Coast Importation Rights from the contributions after marketing and promotions, the selling, general and administrative costs will be determined by dividing the amount of such costs incurred by Barton during the Base-Year by the actual number of cases of Product sold by Barton during the Base Year and multiplying that rate per Case by the actual number of Cases of Product sold pursuant to the East Coast Importation Rights during the Base Year;

(d) The parties will then model the pro forma impact of removal of the $[****] per Case discount for orders fulfilled by the Tuxtepec brewery (and any other changes in operations from that of the Base-Year that have been agreed upon by the parties prior to the date hereof) on the combined Base-Year Profit of the East Coast Importation Rights and Base-Year Profit of the West Coast Importation Rights during the Base Year. The “Adjusted JV Commencement Price Increase” is the quotient of (i) such combined pro forma profits minus twice the actual Base-Year Profit of the West Coast Importation Rights calculated pursuant to Section 5.2(b), and (ii) the aggregate number of Cases of Product sold under the West Coast Importation Rights and under the East Coast Importation Rights during the Base Year; and

(e) the JV Commencement Price Increase should be retroactively adjusted as of the date hereof to the Adjusted JV Commencement Price Increase.

5.3. On [****], the Price for a Case of each Product shall be increased by [****], and on each of [****], the Price for a Case of each Product shall be increased by [****].

5.4. In addition to any increase in the Price determined in accordance with Section 5.2 and 5.3, Price shall also be adjusted as set forth in this section. In the event that Importer charges any customer of Importer for any Product, an amount that is greater than the Base Customer Price, then Importer shall pay to Extrade II, through the Strategic Pricing Initiative, an amount equal to fifty three percent (53%) of the difference between the amount Importer actually invoices such customer, excluding Pass-Through Revenues, and the amount Importer would have invoiced such customer if such Product had been priced at the Base Customer Price (a “Price Adjustment”). Application of this Section 5.4 does not result in a change to Base Customer Price or to the Price as set forth on Exhibit B.

5.5. Except as provided in Sections 5.2, 5.3 and 5.4, it is understood that the Price of Products charged by Extrade II shall not otherwise be changed unless mutually agreed by the parties.

5.6. Promptly after effecting a shipment of Product to Importer, Extrade II shall so notify Importer and provide to Importer an invoice for such shipment. Importer having received such invoice from Extrade II shall pay such invoiced price in United States Dollars within forty-five (45) days of receipt of such invoice. Importer shall be entitled to a discount of one percent of the Price for Product if (i) payment for such Product is made by Wednesday following the week in which such Product was shipped and (ii) Extrade II receives the corresponding payment by wire transfer of immediately available funds to a bank account designated by Extrade II. If the Price is not paid on its due date, the unpaid amount shall bear interest from the due date until paid at the rate of 1-1/2% per month or the maximum rate allowed by applicable law, whichever is lower.

5.7. Any Price Adjustment owing to Extrade II hereunder shall be paid by Importer in United States Dollars within forty-five (45) days of Importer delivering to its customer the invoice for the order giving rise to such Price Adjustment. Importer shall be entitled to a

[****]	Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

discount of one percent of the Price Adjustment if (i) payment of such Price Adjustment is made by Wednesday following the week in which the invoice for the order giving rise to the Price Adjustment was delivered to the Company’s customer and (ii) Extrade II receives the corresponding payment by wire transfer of immediately available funds to a bank account designated by Extrade II. If any Price Adjustment is not paid on its due date, the unpaid amount shall bear interest from the due date until paid at the rate of 1-1/2% per month or the maximum rate allowed by applicable law, whichever is lower.

ARTICLE VI

PROMOTION AND ADVERTISING

[****]

ARTICLE VII

IMPORTER’S SALES EFFORTS

[****]

[****]	Approximately one page of confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

ARTICLE VIII

REPORTS

8.1. Importer shall deliver to Extrade II the following:

(a) Not later than sixty (60) days prior to the beginning of each calendar year, a Forecast Report in the form of Exhibit D indicating by calendar months the purchases of Product Importer expects to make during such year under this Agreement by brand, label, package and any other distinguishing presentation required by governmental authorities.

(b) Not later than thirty (30) days prior to the beginning of each calendar month, a Forecast Report Update in the form of Exhibit E updating, for the calendar months remaining in such year, the Forecast Report originally delivered for the corresponding calendar year.

8.2. Importer shall deliver each report required by Section 8.1 both (a) in writing and (b) by such other means of electronic reproduction as Extrade II may reasonably request from time to time. Importer shall cause each such report in writing to be signed by an authorized representative of Importer or of the party who generated the report. In the event of inconsistency between a report in writing and a report by electronic means, the report in writing shall control.

8.3. No such Forecast Report or Forecast Report Update shall constitute an offer or obligation of Importer to purchase Product. No receipt of a Forecast Report or Forecast Report Update shall constitute an acceptance or obligation of Extrade II to sell Product.

8.4. Extrade II may at its own expense, upon reasonable advance notice to Importer, through accountants or other representatives designated by Extrade II for such purposes, enter during normal business hours any storage facility or business office owned or controlled by Importer and examine such facilities, inventories and that portion of the books and records of Importer needed to determine the accuracy of any report delivered under Section 8.1.

ARTICLE IX

COMPLIANCE WITH LAWS

9.1. During the term of this Agreement, Importer shall obtain and maintain in good standing, or otherwise have valid access to, all U.S. (federal and state) licenses required for the performance of this Agreement by Importer, including without limitation all licenses required for the importation or sale of Product in the Territory (“Requisite Licenses”). Within thirty (30) days after the amendment, loss or new issuance of any Requisite License, Importer shall deliver to Extrade II written notice thereof.

9.2. Importer agrees (a) to comply with all laws applicable to the selling of Product, including, without limitation, those relating to labels and identifying marks on Containers, and (b) not to commit any act that will subject Extrade II to any civil, criminal, or other liability. Importer agrees to indemnify and hold Extrade II harmless with respect to any breach by Importer of the preceding sentence.

9.3. As regards laws relating to labels or other identifying marks on Containers supplied by Extrade II, Importer shall be deemed to have fully satisfied Importer’s obligations if, within a reasonable period prior to Extrade II’s shipment of Product identified by any new form of label or mark, Importer obtains approval of the labels or marks to be used on such Container and advises Extrade II fully and correctly in writing of all requirements of corresponding law. After receipt from Importer of such written advice, Extrade II shall be responsible for the labeling and marketing of Containers in conformity with such advice.

9.4. As and when requested by Importer, Extrade II shall use its commercially reasonable efforts to sign and deliver to Importer such documents as Importer requires for filing with governmental authorities to comply with laws applicable to the importation or sale of Product.

ARTICLE X

INDEMNIFICATION AND INSURANCE

[****]

[****]	Approximately one page of confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

10.4. With respect to the insurance described in Sections 10.2 and 10.3, (a) each party shall pay all costs and expenses of the insurance it carries, and (b) each party shall promptly deliver to the other, at the request of the other, a copy of the insurance policies and other documentation evidencing compliance with such party’s obligations to maintain such insurance.

ARTICLE XI

TERM

11.1. The term of this Agreement shall commence on the date hereof and shall continue until the earlier of (a) January 2, 2106 or (b) the date on which the Modelo Party purchases Barton’s interest in Importer pursuant to the Company Agreement, it being agreed that this Agreement shall terminate on such earlier date.

11.2. The parties acknowledge and agree that, except as otherwise set forth in Section 11.3, so long as Barton is a member of Importer, Extrade II shall have no right to terminate this Agreement notwithstanding any breach of this Agreement by Importer.

11.3. In the event that Importer fails to make a material payment under Section 5.6 or under Section 3.2 of the Sub-license Agreement, then Extrade II may terminate this Agreement, provided Extrade II gives Importer, Diblo and Barton written notice of such failure and such failure continues for more than sixty (60) days after giving such notice to such Persons.

11.4. Subject to Importer’s rights under Section 2.7 of the Sub-license Agreement, which shall be given precedence, if this Agreement is terminated for any reason, Importer agrees (provided such use is legal) that Extrade II may use Containers and labels theretofore manufactured showing Importer as the importer , either “as is” or with such changes as are necessary to make such use legal, until Extrade II’s inventories of such Containers and labels are used up; and Importer agrees to sign all documents that may be necessary for such purpose.

ARTICLE XII

GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to its principals of conflicts of laws that would require application of the substantive laws of any other jurisdiction. Importer and Extrade II irrevocably consent to the exclusive personal jurisdiction and venue of the courts of the State of New York or the federal courts of the United States, in each case sitting in New York County, in connection with any action or proceeding arising out of or relating to this Agreement. Importer and Extrade II hereby irrevocably waive, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of such action or proceeding brought in such a court and any claim that any such action or proceeding brought in such court has been brought in an inconvenient forum. Importer and Extrade II irrevocably consent to the service of process with respect to any such action or proceeding in the manner provided for the giving of notices under Section 13.4, provided, the foregoing shall not affect the right of either Importer or Extrade II to serve process in any other manner permitted by law. Importer and Extrade II hereby agree that a final judgment in any suit, action or proceeding shall be conclusive and may be enforced in any jurisdiction by suit on the judgment or in any manner provided by applicable law.

ARTICLE XIII

MISCELLANEOUS

13.1. Neither party may assign any right under this Agreement without the prior written consent of the other party. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

13.2. The captions used in this Agreement are for convenience of reference only and shall not affect any obligation under this Agreement.

13.3. This Agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts, taken together, shall constitute one and the same instrument. Signatures sent by facsimile shall constitute and be binding to the same extent as originals. This Agreement may not be amended except by an instrument in writing signed by both parties.

13.4. Any notice, claims, requests, demands, or other communications required or permitted to be given hereunder shall be in writing and will be duly given if: (a) personally delivered, (b) sent by facsimile or (c) sent by Federal Express or other reputable overnight courier (for next business day delivery), shipping prepaid as follows:

If to Importer:	Crown Imports LLC
One South Dearborn St, Suite 700
Chicago, IL 60603
Attention: President
Telephone: (312) 873-9600
Facsimile: (312) 346-7488

With a copy to:	Barton Beers, Ltd.
One South Dearborn Street
Suite 1700
Chicago, IL 60603
Attention: General Counsel
Telephone: (312) 346-9200
Facsimile: (312) 346-7488

With a second copy to:	Nixon Peabody LLP
1300 Clinton Square
Rochester, NY
Attention: James A. Locke III
Telephone: (585) 263-1000
Facsimile: (585) 346-1600

If to Extrade II:	Extrade II, S.A. de C.V.
Lago Alberto No. 156
Col. Anahuac
11320 Mexico, D.F.
Attention: General Counsel
Telephone: 52 (55) 5262-1100
Facsimile: 52 (55) 5545-2773

With a copy to:	Cravath, Swaine & Moore LLP
825 Eighth Avenue
New York, NY 10019
Attention: David Mercado, Esq.
Telephone: (212) 474-1756
Facsimile: (212) 474-3700

or such other address or addresses or facsimile numbers as the person to whom notice is to be given may have previously furnished to the others in writing in the manner set forth above.

Notices will be deemed given at the time of personal delivery, if sent by facsimile, when sent with electronic notification of delivery or other confirmation of delivery or receipt, or, if sent by Federal Express or other reputable overnight courier, on the day of delivery.

13.5. This Agreement and the various schedules and exhibits thereto embody all of the understandings and agreements of every kind and nature existing between the parties hereto with respect to the transactions contemplated hereby. This Agreement supersedes all prior discussions, negotiations and agreements between the parties concerning the subject matter of this Agreement.

13.6. To the extent that any provision of this Agreement is invalid or unenforceable in the Territory or any state or other area of the Territory, this Agreement is hereby deemed modified to the extent necessary to make it valid and enforceable within such state or area, and the parties shall promptly agree in writing on the text of such modification.

13.7. The parties acknowledge that a breach or threatened breach by them of any provision of this Agreement will result in the other entity suffering irreparable harm which cannot be calculated or fully or adequately compensated by recovery of damages alone. Accordingly, the parties agree that any party may, in its discretion (and without limiting any other available remedies), apply to any court of law or equity of competent jurisdiction for specific performance and injunctive relief (without necessity of posting a bond or undertaking in connection therewith) in order to enforce or prevent any violations of this Agreement, and any party against whom such proceeding is brought hereby waives the claim or defense that such party has an adequate remedy at law and agrees not to raise the defense that the other party has an adequate remedy at law; provided, however, that the foregoing rights may not be exercised in the event that Barton sells its Membership Interest in the Company pursuant to Section 12.7 of the Company Agreement. The failure of either party at any time to require performance of any provision of this Agreement shall in no manner affect such party’s right to enforce such provision at any later time. No waiver by any party of any provision, or the breach of any provision, contained in this Agreement shall be deemed to be a further or continuing waiver of such or any similar provision or breach.

13.8. This Agreement is binding upon and shall inure to the benefit of the parties hereto and their successors and permitted assigns. Nothing in this Agreement shall give any other Person any legal or equitable right, remedy or claim under or with respect to this Agreement or the transactions contemplated hereby.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

EXTRADE II, S.A. DE C.V.		CROWN IMPORTS LLC

By:	/s/ Alfredo Garcia Hernandez /s/ Margarita Hugues Velez	By:	/s/ William F. Hackett

Name:	Alfredo Garcia Hernandez Margarita Hugues Velez	Name: Title:	William F. Hackett President
Title:	Attorney In Fact

[Signature Page to Importer Agreement]

EXHIBIT A

TRADEMARKS

Mark	Registration No.	Date Registered
CORONA CERVEZA & Design	662,347	May 27, 1958

Crown & Griffins Design	1,462,155	Oct. 20, 1987

La Cerveza Mas Fina Design	1,495,289	July 5, 1988

CORONA (Stylized)	1,681,366	March 31, 1992

CORONA EXTRA (Stylized)	1,681,365	March 31, 1992

CORONA & Design	1,689,218	May 26, 1992

CORONA EXTRA & Design	1,729,694	Nov. 3, 1992

CORONA LIGHT	1,727,969	Oct. 27, 1992

CORONITA EXTRA	1,729,701	Nov. 3, 1992

CORONITA EXTRA & Design	1,761,605	March 30, 1993

MODELO	1,022,817	Oct. 14, 1975

MODELO ESPECIAL	1,055,321	Dec. 28, 1976

NEGRA MODELO	1,217,760	Nov. 23, 1982

PACIFICO	1,726,063	Oct. 20, 2004

PACIFICO & Design	1,336,171	May 14, 1985

PACIFICO CLARA	2,866,272	July 27, 2004

	Application Number	Application Date

CROWN IMPORTS	78944414	August 3, 2006

CROWN IMPORTS & Design	77031783	October 29, 2006

EXHIBIT B

[****]

[****]	Approximately four and a half pages of confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

EXHIBIT C

[****]

[****]	Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

EXHIBIT C

Forecast of Anticipated Purchases by

Crown Imports LLC During Calendar 200[ ]

(Anticipated purchases are shown by month of anticipated shipment of indicated packages FOR/FOT the Designated Brewery, Mexico, D.F.)

Product	Jan	Feb	Mar	Apr	May	Jun	July	Aug	Sep	Oct	Nov	Dec	Total
Corona Extra (12 Pack Bottles)
Corona Extra (6 Pack Bottles)
Corona Light (12 Pack Bottles)
Corona Light (6 Pack Bottles)
Modelo Especial (6 Pack Cans)
Modelo Especial (6 Pack Bottles)
Negra Modelo (6 Pack Bottles)
Pacifico (6 Pack Bottles)
Coronita (6 Pack Bottles)

EXHIBIT D

To: Extrade II, S.A. de C.V.

Based upon information now available, Crown Imports LLC forecasts that during calendar 200[ ] Crown Imports LLC will make purchases from Extrade II, S.A. de C.V. as stated above.

Date of this Forecast: , 200[ ]

Crown Imports LLC

By:
(Name and title of officer signing)

EXHIBIT E

Forecast of Anticipated Purchases by

Crown Imports LLC During Calendar 200[  ]

(Anticipated purchases are shown by month of anticipated shipment of indicated packages FOR/FOT the Designated Brewery, Mexico, D.F.)

Product	Jan	Feb	Mar	Apr	May	Jun	July	Aug	Sep	Oct	Nov	Dec	Total
Corona Extra (12 Pack Bottles)
Corona Extra (6 Pack Bottles)
Corona Light (12 Pack Bottles)
Corona Light (6 Pack Bottles)
Modelo Especial (6 Pack Cans)
Modelo Especial (6 Pack Bottles)
Negra Modelo (6 Pack Bottles)
Pacifico (6 Pack Bottles)
Coronita (6 Pack Bottles)

EXHIBIT E

To: Extrade II, S.A. de C.V.

Based upon information now available, Crown Imports LLC forecasts that during calendar 200[ ] shown above Crown Imports LLC will make purchases from Extrade II, S.A. de C.V. as stated above.

This Forecast Update supersedes our Forecast dated , 200[ ] and our Forecast Update dated , 200[ ]

Date of this Forecast Update: , 200[ ]

Crown Imports LLC

By:
(Name and title of officer signing)

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